SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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☒ Definitive Proxy Statement
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EUROPA CRUISES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EUROPA CRUISES CORPORATION
150-153rd Avenue Suite 202
Madeira Beach, Florida 33708

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 4, 2002

TO THE STOCKHOLDERS OF EUROPA CRUISES CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of stockholders (the “Meeting”) of Europa Cruises Corporation, a Delaware Corporation (the “Company”), will be held on Monday, November 4, 2002, at the Hilton Hotel, 1767 King Street, Alexandria, Virginia 22314 at 11:00 a.m., local time, for the following purposes:

(1)	To elect six Directors to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

(2)	To ratify a Board of Director’s resolution to amend the Articles of Incorporation to change the name of the Company to “Diamondhead Casino Corporation.”

(3)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on September 12, 2002 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE YOUR PROXY AND MAIL IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

The annual report to stockholders of Europa Cruises Corporation for the year ended December 31, 2001 is enclosed. A complete list of stockholders entitled to vote at the Meeting shall be open to the examination of any stockholder, for any purpose germane to the Meeting, during ordinary business hours at least ten days prior to the Meeting at the principal place of business of the corporation at 150- 153rd Avenue, Suite 202, Madeira Beach, Florida 33708. The list shall also be produced and kept at the time and place of the Meeting during the whole time thereof and may be inspected by any stockholder who is present.

By Order of the Board of Directors Deborah A. Vitale, Chairman of the Board, President, Chief Executive Officer, and Treasurer

September 26, 2002

EUROPA CRUISES CORPORATION

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Europa Cruises Corporation (the “Company”), a Delaware corporation, to be voted at the Annual Meeting of Stockholders to be held on Monday, November 4, 2002, at the Hilton Hotel, 1767 King Street, Alexandria, Virginia 22314 at 11:00 a.m., local time, and at any adjournments or postponements thereof.

All expenses incurred in connection with this solicitation of proxies will be borne by the Company. Solicitation may be undertaken by mail, telephone, electronic means and personal contact by directors, officers and employees of the Company without additional compensation. The Company will reimburse brokers, fiduciaries and custodians for reasonable costs incurred in forwarding proxy materials to beneficial owners of Common Stock held in their names.

Stockholders executing proxies may revoke them at any time prior to exercise by written notice to the Secretary of the Company, by subsequently executing another proxy, or by attending the Meeting and voting in person. With respect to the election of Directors to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified, stockholders may vote in favor of all nominees or withhold their votes as to any or all nominees. With respect to any other proposal to be voted upon, stockholders may vote in favor of the proposal, may vote against the proposal or may abstain from voting. Stockholders should specify their choices on the enclosed form of proxy. A proxy when executed and not revoked will be voted and, if it contains any specifications, it will be voted in accordance therewith. If no choice is specified, stock covered by the proxy will be voted for the election to the Board of Directors of each of the nominees of the Board; for the proposal to ratify a Board resolution to amend the Articles of Incorporation to change the name of the Company to “Diamondhead Casino Corporation;” and, in the discretion of the proxy holder, upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

This Proxy Statement, the accompanying proxy, and the Company’s Annual Report to stockholders for the year ended December 31, 2001 (the “Annual Report”), were first sent or given to stockholders on or about September 26, 2002. COPIES OF THE ANNUAL REPORT ON FORM 10-KSB, NOT INCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO THE COMPANY AT ITS EXECUTIVE OFFICES: EUROPA CRUISES CORPORATION, ATTENTION: INVESTOR RELATIONS, 150-153RD AVENUE, SUITE 202, MADEIRA BEACH, FLORIDA 33708. EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB MAY BE FURNISHED TO STOCKHOLDERS

UPON THE PAYMENT OF AN AMOUNT EQUAL TO THE REASONABLE EXPENSES INCURRED IN FURNISHING SUCH EXHIBITS. A complete list of stockholders entitled to vote at the Meeting shall be open to the examination of any stockholder, for any purpose germane to the Meeting, during ordinary business hours at least ten days prior to the Meeting at the principal place of business of the corporation at 150-153rd Avenue, Suite 202, Madeira Beach, Florida 33708. The list shall also be produced and kept at the time and place of the Meeting during the whole time thereof and may be inspected by any stockholder who is present.

BENEFICIAL OWNERSHIP

At the close of business on September 12, 2002, the Record Date for determining the stockholders entitled to vote at the Annual Meeting, there were issued and outstanding and entitled to vote a total of 32,645,840 shares of the Company’s Common Stock, par value $.001 per share (the “Common Stock”), 926,000 shares of the Company’s Series “S” Preferred Stock (the “S Preferred Stock”) and 900,000 shares of the Company’s Series “S-NR” Preferred Stock (the “S-NR Preferred Stock”). The S Preferred Stock and the S-NR Preferred Stock are collectively referred to as the “Preferred Stock”. The Common Stock and Preferred Stock (collectively referred to as the “Voting Stock”) vote as a single class, and each share of Voting Stock is entitled to one vote per share. According to the Company’s Bylaws, a majority of the shares of Voting Stock represented at the Meeting, either in person or by proxy, and entitled to vote thereat, shall constitute a quorum for purposes of the Meeting. According to the Company’s Bylaws, the vote of the holders of a majority of shares entitled to vote and represented in person or by proxy at a Meeting at which a quorum is present shall be the act of the stockholders. Votes cast by proxy or in person at the Meeting will be tabulated by the judge of elections appointed for the Meeting.

The following table sets forth, to the Company’s knowledge, as of September 12, 2002, the Record Date, based on filings with the Securities and Exchange Commission, the beneficial ownership of the outstanding Voting Stock held by (i) each person or entity beneficially owning more that 5% of the shares of Voting Stock, (ii) each director, nominee, and certain executive officers, individually, and (iii) all directors and executive officers as a group.

	Number of Shares
	Of Voting Stock	Title of	Percent	Percent
Name and Address	Owned	Class	Of Class	Voting(1)

Holders of Five Percent or More Voting Stock:

Europa Cruises Corporation	3,420,455	Common	9.26%	8.82%
Employee Stock Ownership Plan Trust Agreement (2) 150-153rd Avenue Suite 202 Madeira Beach, Florida 33708

Serco International Limited (3)	924,334	Common	2.50%	7.09%
P.O. Box 15, A-9010	900,000	S-NR Preferred	100.00%
Klagenfurt, Austria	926,000	S Preferred	100.00%

Austroinvest International Limited (3)	924,334	Common	2.50%	7.09%
P.O. Box 15, A-9010	900,000	S-NR Preferred	100.00%
Klagenfurt, Austria	926,000	S Preferred	100.00%

Ernst G. Walter (3)	924,334	Common	2.50%	7.09%
14700 Gulf Blvd., Apt.401	900,000	S-NR Preferred	100.00%
Madeira Beach, Florida 33708	926,000	S Preferred	100.00%

James Illius (4)	2,942,551	Common	7.96%	7.59%
791 Francis Drive Rocky River, Ohio 44116

Directors and Named Executive Officers:

Deborah A. Vitale (2)(5)(9)	5,696,075	Common	15.42%	14.69%
Chairman, President, CEO, and Treasurer Chairman, President Secretary and Treasurer of Casino World, Inc. and Mississippi Gaming Corp. 1013 Princess Street Alexandria, Virginia 22314

Gregory Harrison (6)	1,133,000	Common	3.07%	2.92%
Director, Vice-President, Secretary 16209 Kimberly Grove Gaithersburg, Md 20878

Dr. Arnold Sussman, Director (7)	929,400	Common	2.52%	2.40%
2440 M Street, N.W. Suite 203 Washington, D.C. 20037

Benjamin J. Harrell, Director	400,000	Common	1.08%	1.03%
237 N. Peters Street Fourth Floor New Orleans, Louisiana 70130

Frank E. Williams, Jr., Director (8)	244,000	Common	.66%	.63%
2789b Hartland Road Falls Church, Virginia 22043

All Directors and Officers as a Group (7 persons)	8,529,967	Common	23.08%	21.00%

NOTES TO BENEFICIAL OWNERSHIP CHART:

(1)	Common Stock, S-NR Preferred and S Preferred shares have been combined for the purpose of calculating voting percentages. Unless otherwise stated in the notes below, all references to options are to options exercisable currently and within 60 days of September 12, 2002.

(2)	The Europa Cruises Corporation Employee Stock Ownership Plan Trust Agreement (“ESOP”) was established on August 18, 1994 with 5,000,000 shares of common stock. The Trustee of the ESOP is Deborah A. Vitale, President, CEO, Chairman of the Board and Treasurer (the “Trustee”). As of December 31, 2001, there were 3,420,455 unallocated ESOP shares; at September 12, 2002, 1,579,545 ESOP shares had been released and allocated to participants in the ESOP. The participants in the ESOP are entitled to direct the Trustee as to the manner in which the Company’s allocated shares are voted Unallocated shares are voted by the Trustee. The Trustee is required to vote the unallocated ESOP shares in the best interests of ESOP beneficiaries.

(3)	Serco International Limited and, Austroinvest International Limited are affiliated entities. The Company understands that Dr. Ernst Walter is the sole director of each company. The total beneficial ownership of securities in the Company held by the two corporations and Dr. Walter includes: 900,000 shares of Series S-NR Preferred Stock and 924,334 shares of Common Stock owned by Serco International Limited and 926,000 shares of Series S Preferred Stock owned by Austroinvest International Limited.

(4)	Includes 2,473,151 shares of Common Stock owned by Mr. Illius; 17,400 shares of Common Stock owned by Mr. Illius’ wife; 16,000 shares of Common Stock owned by Mr. Illius’ son; 16,000 shares of Common Stock owned by Mr. Illius’ daughter; and 20,000 shares of Common Stock owned by the Builders’ Loft, Inc. pension fund which Mr. Illius manages; and options to purchase 400,000 shares of Common Stock.

(5)	Includes 100,000 shares of Common Stock owned by Ms. Vitale; 3,420,455 shares of unallocated ESOP Shares voted as a Trustee of the ESOP; 75,620 Common Shares allocated to Ms. Vitale’s ESOP account as a plan participant and 2,100,000 options to purchase shares of Common Stock.

(6)	Includes 733,000 shares of Common Stock owned by Mr. Harrison and options to purchase

          400,000 shares of Common Stock.

(7)	Includes 926,400 shares of Common Stock owned by Dr. Sussman and 3,000 shares of Common Stock owned by Dr. Sussman’s wife.

(8)	Includes 55,000 shares of Common Stock owned by Mr. Williams; 145,000 shares of Common Stock from the Estate of Mr. Williams’ deceased father of which Mr. Williams is Executor; and 44,000 shares of Common Stock of the Williams Family Limited Partnership of which Mr. Williams is President of the general partner, the Williams Family Corporation.

(9)	Casino World, Inc. and Mississippi Gaming Corporation are wholly-owned subsidiaries of the Company.

ELECTION OF DIRECTORS

The Board consists of six directors whose terms continue until the next Annual Meeting of stockholders or until his or her successor is duly elected and qualified. The Board has nominated the following six persons for election at the Meeting. Unless otherwise indicated in this proxy statement, the business address of each nominee is the executive offices of the Company. Certain information concerning the nominees is set forth below. Each nominee is, at present, available for election, but if any nominee should become unavailable, the persons voting the accompanying proxy may, at their direction, vote for a substitute. The election of each director requires the vote of holders of a majority of shares entitled to vote and represented in person or by proxy at a Meeting at which a quorum is present.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

Name	Age	Title

Deborah A. Vitale	52	Chairman of the Board President, Chief Executive
		Officer, and Treasurer
Gregory A. Harrison	58	Director, Vice-President, Secretary
Frank E. Williams, Jr.	68	Director
Benjamin J. Harrell	49	Director
Dr. Arnold Sussman	66	Director
H. Steve Norton	68	Director

DIRECTORS

DEBORAH A. VITALE has served as President, Chief Executive Officer and Treasurer of the Company since February 1998 and has served as Chairman of the Board of the Company since March 1995. Ms. Vitale served as Secretary of the Company from November 1994 until July 2002. She has been a Director of the Company since December 1992. On February 14, 1997, Ms. Vitale was appointed Chairman of the Board of Directors of Casino World, Inc. and Chairman of the Board of Directors of Mississippi Gaming Corporation, each a subsidiary of the Company. On September 2, 1997, Ms. Vitale was appointed President of Casino World, Inc. and Mississippi Gaming Corporation. Ms. Vitale is a trial attorney with over twenty years of experience handling complex civil litigation. Ms. Vitale is licensed to practice law in Maryland, Virginia and Washington, D.C. Ms. Vitale was a principal in the firm of Miller & Vitale, P.C. from November 1990 to September 1992. From 1986 to 1990, Ms. Vitale was Of Counsel to the firm of Jacobi & Miller in Alexandria, Virginia.

GREGORY A. HARRISON, Ph.D., P.E., was elected a Director of the Company on February 20, 1998. Dr. Harrison was appointed Vice-President of the Company on July 18, 2002 and was appointed Secretary of the Company on July 25, 2002. Dr. Harrison is a consulting engineer with thirty-five years of diversified fire protection/safety/project engineering experience with NASA, DOD, NBS, NRC, ARAMCO, and Tenera, L.P. Dr. Harrison has qualified as an expert witness in various courts in ten states. Dr. Harrison received a B.S. degree in Fire Protection Engineering from the University of Maryland in 1966, an M.S. degree in Civil Engineering from the University of Maryland in 1970, an M.S. degree in Engineering Administration from George Washington University in 1979 and a Ph. D. in Safety Engineering from Kennedy-Western University in 1994. Dr. Harrison has held a top secret security clearance with the U.S. Department of Energy, the U.S Nuclear Regulatory Commission, and the Department of Defense. Dr. Harrison has served on the Board of Directors of Data Measurement Corporation and was an Advisory Board member of United Bank and First Patriot National Bank.

FRANK E. WILLIAMS, JR. was elected a Director of the Company on July 3, 2002. Since 1969, Mr. Williams has served as Chairman of the Board of Williams Enterprises of Georgia, Inc., a holding company controlling six subsidiaries active in various facets of the steel industry. Since 1995, Mr. Williams has also served as Chairman, CEO, and a fifty percent owner of Williams & Beasley Co. of Dallas, Texas, an erector of steel products in the southwestern United States and Chairman and a major shareholder of Wilfab, Inc., a structural steel fabricator located in Cherokee County, Georgia. Mr. Williams is the Managing Partner and principal owner of Structural Steel Products, LLC of Richmond, Virginia, a manufacturer of prestressed concrete building systems for customers in the mid-Atlantic region and of Industrial Alloy Fabricators, LLC of Richmond, a fabricator of alloy plate products for the pulp and chemical industries operating in various segments of the steel construction industry. Mr. Williams continues to serve on the Board of Williams Industries, Inc., a public company (NASDAQ), which owns five subsidiaries active in the steel industry including Williams Bridge Co., one of the largest fabricators of steel plate for bridge structures in the mid-Atlantic region. The company was founded by Mr. Williams, who served as its President, CEO, and Chairman through 1994. Mr. Williams is a former Chairman and Director of Capital Bank, NA. Mr. Williams has been appointed by bankruptcy courts as an official representative serving in a pro bono capacity on behalf of investors and debt holders in public companies in bankruptcy. Mr. Williams holds a Bachelor of Civil Engineering degree from the Georgia Institute of Technology.

BENJAMIN J. HARRELL was elected a Director of the Company on July 18, 2002. Mr. Harrell was the founder and served as President and CEO of Pete Fountain Productions, Inc. from 1979 until it was acquired in 1999 by Production Group International, Inc., a global event communications company. Mr. Harrell currently manages the acquiring company’s business in the New Orleans area. Mr. Harrell also currently serves as Vice President of Pete Fountain Entertainment, LLC, which runs one of the largest jazz clubs in New Orleans. Since 1975, Mr. Harrell has served as personal manager for the internationally noted jazz artist, Pete Fountain. Mr. Harrell handles all aspects of Mr. Fountain’s career, including promotion, concerts, personal appearances and commercial endorsements. Since 1985, Mr. Harrell has also served as President of Cresent Sound & Light, Inc, a professional sound, lighting, video and staging company for the convention and entertainment industry. Mr. Harrell served as a Director of the New Orleans Metropolitan Convention and Visitors Bureau from 1997 through 1999.

DR. ARNOLD SUSSMAN was elected a Director of the Company on July 25, 2002. Since 2001, Dr. Sussman has served as President of MillenniumScan, LLC in Washington D.C. which uses state-of-the-art technology in multi-slice, full body CT scanners to detect potentially curable diseases. For approximately five years prior thereto, Dr. Sussman was involved in private investment activities. Prior thereto, Dr. Sussman practiced podiatry for approximately thirty- three years. Dr. Sussman is a former President and founder of the American Society of Podiatric Laser Medicine and Surgery. Dr. Sussman was a fellow of the American College of Ambulatory Foot Surgery and is a graduate of the Illinois College of Podiatry Medicine. Dr. Sussman is currently a Director of the Montgomery County Humane Society.

H. STEVEN NORTON was elected a Director of the Company on August 6, 2002. Since 1998, Mr. Norton has served as President and CEO of Norton Management, Inc., a consulting company in Alton, Illinois and Las Vegas, Nevada. Mr. Norton also currently serves as a Director of Centaur, Inc., a private company which owns an equity interest in Indiana Race Track, Anderson, Indiana and has an indirect investment in California Indian Casino, Indianapolis, Indiana. Mr. Norton is also a Director of Colorado Casino Resorts, Inc., Cripple Creek, Colorado and North East Resorts, Inc., a private company pursuing gaming in the state of Massachusetts.

From 1993 to 1998, Mr. Norton served as President and Chief Operating Officer of Argosy Gaming Corporation, a public company and operator of riverboat casinos. Mr. Norton also previously served as President and Chief Operating Officer of the Sands Hotel & Casino in Las Vegas, Nevada; as President and Chief Executive Officer of the Gold River Gambling Hall & Resort in Laughlin, Nevada; as Executive Vice-President of Resorts International, Inc. and Resorts International Casino Hotel in Atlantic City, New Jersey, and as Vice-President, Treasurer and Comptroller of Paradise Island, Ltd/Paradise Island Casino.

Mr. Norton has also previously served as a founder and a Director of the American Gaming Association; as a founder, a Director and Vice-Chairman of the New Jersey Casino Association; as Chairman of the Indiana Gaming Association; as a Director and Vice-President of the Missouri Gaming Association; as a Director of the Illinois River Boat Association and as Chairman of the Casino Commission of the American Hotel Association. Mr. Norton has also served on the Board of Directors and Executive Committee of the American Hotel Association; as Chairman of the Board and President of the New Jersey Hotel Motel Association; as Director and Vice-President of the Bahamas Hotel Association; as Chairman of the Bahamas Hotel Employers Association; as Director and Treasurer of the Bahamas Employers Confederation; as a Board Member of the Nevada Hotel Motel Association; as Chairman of the Atlantic City Convention & Visitors Bureau; as Chairman of the Nassau Paradise Island Promotion Board; and as a member of the Advisory Board of the Governors Office of Travel and Tourism in New Jersey.

KEY PERSONNEL

ROBERT ZIMMERMAN was appointed Chief Financial Officer of the Company on July 27, 1998. From May of 1994 until joining the Company, Mr. Zimmerman served as Controller for the North and Central American operations of Casinos Austria International, Ltd. From 1980 through 1993, Mr. Zimmerman served as Vice-President of Finance for the Industrial Controls subsidiary of Emerson Electric Company. Prior to 1980, Mr. Zimmerman was employed with the public accounting firm of Fiddler and Co. for seven years.

MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors held nine (9) meetings during the year ended December 31, 2001. Each Director attended at least 75% of the total number of Board meetings during the period for which he or she was a Director. The Board does not have a compensation or nominating committee. The Board currently serves as the audit committee for the Company. The audit committee, which convenes at each meeting of the Board, has authority with respect to the financial audit and reporting functions of the Company, including the review of internal accounting procedures and the review and oversight of the Company’s independent accountants. The audit committee has no written charter. Management of the Company has the primary responsibility for the financial statements and the reporting process, including systems of internal control. The Company’s independent auditors are responsible for performing an independent audit of the Company’s consolidated statements in accordance with generally accepted auditing standards and issuing a report thereon.

The audit committee has reviewed and discussed the audited financial statements with management; has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard (SAS) No. 61, as may be modified or supplemented; has received the written disclosures and the letter from Friedman, Alpren & Green, LLP, its independent accountants, required by Independence Standards Board Standard No. 1, as may be modified or supplemented; has discussed with the independent accountant the independent accountant’s independence; and, based on the foregoing review and discussions, has included its audited financial statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2001. The person performing the equivalent function of the audit committee for the year ended December 31, 2001 was Deborah A. Vitale.

Fees for services rendered to the Company by Friedman, Alpren & Green, LLP for the year ended 2001 were as follows:

$34,571	Audit of Financial Statements
0	Financial Information System Design and Implementation Fees
5,000	Audit or Benefit Plan
9,000	Quarterly Review Services
0	All Other Fees

$48,571	Total Fees

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The information listed below is based on a review of reports and other information furnished to the Company by its directors and officers (collectively, the “Reporting Persons”). To the Company’s knowledge, during the year ended December 31, 2001, all Reporting Persons complied with all applicable Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

The following table provides information concerning the compensation of certain executive officers of the Company and its wholly-owned subsidiaries, Casino World, Inc., and Mississippi Gaming Corporation. No other person serving as an executive officer on December 31, 2001, received cash compensation in excess of $100,000 during any of the last three fiscal years.

SUMMARY COMPENSATION TABLE

Annual Compensation						Long Term Compensation

						Awards			Payouts

Name and Principal					Other Annual	Restricted			LTIP	All Other
Occupation	Year	Salary		Bonus	Compensation	Stock Awards	Options		Payouts	Compensation

Deborah A. Vitale President and CEO	2001	$125,000		None	(1)	None	900,000	(2)	None	(3)
	2000	$125,000	(4)	None	None	None	450,000	(5)	None	(3)
	1999	$125,000		None	None	None	None		None	(3)

(1)	Ms. Vitale received $14,424 in 2001 in lieu of vacation for three years..

(2)	On March 27, 2001, Ms. Vitale was awarded 100,000 options to purchase common stock exercisable at $ .50 per share for services rendered as a Director. On April 11, 2001, Ms. Vitale was awarded 800,000 options to purchase common stock exercisable at $ .50 per share. On April 18, 2001, 800,000 option to purchase common stock exercisable at $ .75 per share expired.

(3)	In 2000, Ms. Vitale became 20% vested in 19,941 shares of Common Stock allocated to her account in the Europa Cruises Corporation Employee Stock Ownership Plan for shares allocated through 1999. In 2001, Ms. Vitale became 40% vested in 46,410 shares of Common Stock allocated to her account in the Europa Cruises Corporation Employee Stock Ownership Plan for shares allocated through 2000.

(4)	Ms. Vitale was paid $38,461 of her 2000 compensation in 2001.

(5)	On July 25, 2000, Ms. Vitale was granted options to purchase 450,000 shares of Common Stock exercisable at $.50 per share for services rendered as a Director and President of Europa and its subsidiaries.

DIRECTORS’ COMPENSATION

In September 1997, the Company ceased paying cash compensation to its non-employee Directors. The Company has, from time to time, compensated its non-employee Directors by granting options to them. (See “Options”) Directors are reimbursed for certain approved expenses and expenses incurred in connection with attendance at non-telephonic Board meetings and non-telephonic committee meetings.

OPTION GRANTS IN 2001

During the year ended December 31, 2001, a total of 1,413,500 options to purchase shares of the Company’s common stock were awarded to Directors, Officers and a key employee of the Company. During the same period, 800,000 options to purchase shares of the Company’s common stock expired.

On March 27, 2001, Mr. Duber, a former Director and Vice-President of the Company, was awarded 100,000 options exercisable at $ .50 per share for services rendered as a Director. On March 27, 2001, Mr. DeMattia, a former Director, was awarded 100,000 options exercisable at $.50 per share for services rendered as a Director. On March 27, 2001, Mr. Illius, a former Director, was awarded 150,000 options exercisable at $.50 per share for services rendered as a Director. On March 27, 2001, Mr. Harrison, a Director, was awarded 100,000 options exercisable at $.50 per share for services rendered as a Director. On March 27, 2001, Ms. Vitale, a Director, was awarded 100,000 options exercisable at $ .50 per share for services rendered as a Director. On April 10, 2001, the Board of Directors awarded 800,000 options exercisable at $.50 per share to Deborah A. Vitale, President, CEO, Secretary and Treasurer. On April 18, 2001, 800,000 options to purchase common stock, which were previously awarded to Deborah A. Vitale, expired. On July 23, 2001, the Board of Directors awarded 63,500 options to purchase common stock at $.63 to a key employee.

During the year ended 2001, no options were exercised by any Officers or Directors of the Company.

OPTION GRANTS IN 2002

On March 4, 2002, 106,000 options exercisable at $0.90 per share, were awarded to a key employee of the Company. To date, during 2002, no options have been exercised by any Officer or Director of the Company.

OPTIONS OUTSTANDING

The following table summarizes all outstanding exercisable options granted to current and former Directors of the Company.

	AMOUNT	GRANT		EXPIRY
GRANTEE	GRANTED	DATE	PRICE	DATE

Deborah A. Vitale	750,000	4/03/98	$1.00	4/03/03
Chairman, CEO, President	450,000	10/24/00	.50	10/24/05
and Treasurer	100,000	3/27/01	.50	3/24/06
	800,000	4/11/01	.50	4/11/06

Gregory A. Harrison	50,000	3/24/98	$1.00	3/24/03
Director, Secretary	250,000	10/24/00	.50	10/24/05
and Vice President	100,000	3/27/01	.50	3/27/06

John R. Duber	100,000	3/24/98	$1.00	3/24/03
Former Director	250,000	10/24/00	.50	10/24/05
	100,000	3/27/01	.50	3/24/06

James C. Illius	250,000	10/24/00	.50	10/24/05
Former Director	150,000	3/27/01	.50	3/27/06

Paul J. DeMattia	50,000	3/24/98	$1.00	3/24/03
Former Director	250,000	10/24/00	.50	10/24/05
	100,000	3/27/01	.50	3/27/06

CERTAIN TRANSACTIONS

On August 18, 1994, the Company established the Europa Cruises Corporation Employee Stock Ownership Plan (the “ESOP”). The ESOP, which is a qualified retirement plan under the provisions of Section 401(a) of the Internal Revenue Code and an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Internal Revenue Code, was established primarily to invest in stock of the Company. All employees as of December 31, 1994, and subsequent new employees having completed 1,000 hours of service are eligible to participate in the ESOP. The Company also established a trust called the Europa Cruises Corporation Employee Stock Ownership Plan Trust Agreement to serve as the funding vehicle for the ESOP. The Trustee of this trust is Deborah A. Vitale. As of December 31, 2001, there were 3,420,455 unallocated ESOP shares and 1,579,545 ESOP shares had been released and allocated to participants in the ESOP. The participants in the ESOP are entitled to direct the Trustee as to the manner in which the Company’s allocated shares are voted. Unallocated shares are voted by the Trustee. The Trustee is required to vote the unallocated ESOP shares in the best interests of ESOP beneficiaries.

On August 21, 1994, the Company loaned $4,275,000 to the ESOP in exchange for a ten-year promissory note bearing interest at eight percent per annum. On August 24, 1994, the ESOP purchased 2,880,000 shares of the Company’s Common Stock with the proceeds of the loan. On August 25, 1994, the Company loaned an additional $3,180,000 to the ESOP in exchange for a ten year promissory note bearing interest at eight percent per annum. On August 26, 1994, the ESOP purchased an additional 2,120,000 shares of the Company’s Common Stock with the proceeds of the loan. The shares of Common Stock were pledged to the Company as security for the loans. The promissory notes will be repaid with the proceeds of annual contributions made by the Company to the ESOP. In April of 1995, the Company agreed to extend the maturity of the loans to twenty years. Effective for the Plan year beginning January 1, 2001, the Company amended the plan and related loans for the purpose of limiting excise tax liability for plan contributions in excess of IRS Code 415 limitations. To accomplish this, the Company agreed to extend the maturity of the loans to fifty years.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The firm of Friedman, Alpren & Green, LLP has served as the Company’s independent auditor for the fiscal years ending December 31, 2000 and December 31, 2001. Members of the firm of Friedman, Alpren & Green, LLP are not expected to be present at the Annual Meeting and, accordingly, will not be available to make a statement or respond to appropriate questions.

ITEM 2

TO RATIFY A RESOLUTION TO CHANGE THE NAME OF THE COMPANY TO “DIAMONDHEAD CASINO CORPORATION.”

The Board of Directors has approved a resolution to amend the Articles of Incorporation of the Company to change the name of the Company from “Europa Cruises Corporation” to “Diamondhead Casino Corporation.” The Board believes that the name “Europa Cruises Corporation” suggests that the Company may be engaged in the operation of cruise ships overseas and leads to incorrect assumptions about the business of the Company. Inasmuch as the future business of the Company is expected to focus on the development of land owned by the Company in Diamondhead, Mississippi, the Board believes that amending the Articles of Incorporation to change the name of the Company to “Diamondhead Casino Corporation” would be beneficial to and in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE “FOR” THE PROPOSAL TO RATIFY A RESOLUTION TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO “DIAMONDHEAD CASINO CORPORATION.”

OTHER MATTERS

Management of the Company does not know of any matters that may properly come before the meeting other than those referred to in the accompanying Notice of Annual Meeting of Stockholders. If any other matters properly come before the Meeting, it is intended that the shares of Voting Stock represented by the proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

STOCKHOLDER PROPOSALS FOR 2003 MEETING

If a stockholder intends to present a proposal for action at the 2003 Annual Meeting and wishes to have such proposal considered for inclusion in the Company’s proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must be submitted in writing and received by the Secretary of the Company at the Company’s principal executive offices at 150-153rd Avenue, Suite 202, Madeira Beach, Florida 33708, not less than 120 calendar days before the date of the Company’s Proxy Statement released to shareholders in connection with the previous year’s annual meeting. All such proposals must meet the rules and requirements of the Securities and Exchange Commission relating to stockholder proposals. No stockholder proposals were received with respect to the Meeting scheduled for November 4, 2002.

By Order of the Board of Directors Deborah A. Vitale Chairman of the Board President, Chief Executive Officer and Treasurer

September 26, 2002

EUROPA CRUISES CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies or consents, hereby appoints as his or her proxies, Deborah A. Vitale and Gregory A. Harrison, or either of them, with full power of substitution and revocation, to vote all shares of Common Stock or S Preferred Stock or S-NR Preferred Stock (collectively, the “Voting Stock”) of the undersigned in Europa Cruises Corporation with all of the powers that the undersigned would have if personally present at the Annual Meeting of stockholders of Europa Cruises Corporation to be held on Monday, November 4, 2002, at the Hilton Hotel, 1767 King Street, Alexandria, Virginia 22314 at 11:00 a.m., local time, and at any and all adjournments or postponements thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the Meeting or any adjournment or postponement thereof. Said proxies are directed to vote or refrain from voting as indicated and, otherwise, in their discretion.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY’S BOARD OF DIRECTORS “FOR” ALL NOMINEES IN ITEM 1 AND “FOR” ITEM 2.

ITEM 1. TO ELECT SIX DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS.

☐	FOR ALL NOMINEES LISTED BELOW	☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

DEBORAH A. VITALE	GREGORY A. HARRISON	FRANK E. WILLIAMS, JR.
BENJAMIN J. HARRELL	ARNOLD J. SUSSMAN	H. STEVEN NORTON

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NOMINEE’S NAME ON THE LINE BELOW:

ITEM 2. TO RATIFY A RESOLUTION OF THE BOARD OF DIRECTORS TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO “DIAMONDHEAD CASINO CORPORATION.”

FOR	☐	AGAINST	☐	ABSTAIN	☐

(continued and to be signed and dated on reverse side)

(continued from previous side)

Please sign exactly as your name appears below. When shares of Voting Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:	, 2002

SIGNATURE(S) OF STOCKHOLDER(S)

TITLE:

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EUROPA CRUISES CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies or consents, hereby appoints his or her Trustee of the Employee Stock Ownership Plan Trust Agreement (“ESOP”), Deborah A. Vitale, with full power of substitution and revocation, to vote all Common Stock of the undersigned in Europa Cruises Corporation allocated to his or her ESOP account with all of the powers that the undersigned would have if personally present at the Annual Meeting of stockholders of Europa Cruises Corporation to be held on Monday, November 4, 2002, at the Hilton Hotel, 1767 King Street, Alexandria, Virginia 22314 at 11:00 a.m., local time, and at any and all adjournments or postponements thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the Meeting or any adjournment or postponement thereof. Said proxy is directed to vote or refrain from voting as indicated and, otherwise, in her discretion.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY’S BOARD OF DIRECTORS “FOR” ALL NOMINEES IN ITEM 1 AND “FOR” ITEM 2.

ITEM 1. TO ELECT SIX DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS.

☐	FOR ALL NOMINEES LISTED BELOW	☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

DEBORAH A. VITALE	GREGORY A. HARRISON	FRANK E. WILLIAMS, JR.
BENJAMIN J. HARRELL	ARNOLD J. SUSSMAN	H. STEVEN NORTON

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NOMINEE’S NAME ON THE LINE BELOW:

ITEM 2. TO RATIFY A RESOLUTION OF THE BOARD OF DIRECTORS TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO “DIAMONDHEAD CASINO CORPORATION.”

FOR	☐	AGAINST	☐	ABSTAIN	☐

(continued and to be signed and dated on reverse side)

(continued from previous side)

Please sign exactly as your name appears below. When shares of Voting Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:	, 2002

SIGNATURE(S) OF STOCKHOLDER(S)

TITLE:

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.